Federated Hermes Core Bond Fund
A Portfolio of Federated Hermes Total Return Series, Inc.
CLASS R6 SHARES (TICKER FGFMX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2022
On August 11, 2023, the Board of Directors (the “Board”) of Federated Hermes Total Return Series, Inc. approved the liquidation of the Class R6 Shares of Federated Hermes Core Bond Fund (the “Fund”) effective on or about October 27, 2023 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Class R6 Shares is in the best interest of the Fund and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund’s Prospectus. Final dividends, if any, will be distributed with the liquidation proceeds.
August 15, 2023

Federated Hermes Core Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456140 (8/23)
© 2023 Federated Hermes, Inc.